                                                                 EXHIBIT 99.1(c)

                          NOTICE OF GUARANTEED DELIVERY

                     FOR TENDER OF 6 5/8% SENIOR NOTES DUE 2011

                                       OF

                         WEATHERFORD INTERNATIONAL, INC.

                     PURSUANT TO THE PROSPECTUS DATED , 2002

================================================================================

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
                 NEW YORK CITY TIME, ON , 2002, UNLESS EXTENDED.

================================================================================

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

    By Regular or Certified Mail or                   By Facsimile:
      Overnight Courier or Hand:         (Eligible Guarantor Institutions Only)

         The Bank of New York                      Fax: (212) 896-7299
       Reorganization Department            Attention: Ms. Carolle Montreuil
      15 Broad Street, 16th Floor
          New York, NY 10007                      Confirm by Telephone:
   Attention: Ms. Carolle Montreuil                  (212) 235-2354

         This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to accept the exchange offer (as defined below) if (1) certificates for Weatherford International, Inc.'s 6 5/8% Series A Senior Notes due 2011 (the "old notes") are not immediately available, (2) old notes, the letter of transmittal or an agent's message and all other required documents cannot be delivered to the exchange agent prior to the expiration date (as noted above) or (3) the procedures for delivery by book-entry transfer cannot be completed prior to the expiration date. This notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the exchange agent prior to date time. Please read "The Exchange Offer--Procedures for Tendering" in the prospectus.

         If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of this notice of guaranteed delivery, the old notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such old notes into the applicable exchange agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with a properly completed and duly executed letter of transmittal (or facsimile thereof), or an agent's message (as defined in the prospectus), and any other required documents, will be deposited by the eligible institution (as defined below) with the exchange agent.

         TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE OR DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF AN "ELIGIBLE GUARANTOR INSTITUTION" IS REQUIRED TO GUARANTEE A SIGNATURE ON A LETTER OF TRANSMITTAL PURSUANT TO THE INSTRUCTIONS THEREIN, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Weatherford International, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the prospectus dated , 2002 (as it may be amended or supplemented from time to time, the "prospectus") and the related letter of transmittal (which together constitute the "exchange offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the series of old notes set forth below pursuant to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery."


--------------------------------------      -----------------------------------
Title of Series                             Signature**


--------------------------------------      -----------------------------------
Aggregate Principal Amount Represented      Name


--------------------------------------      -----------------------------------
Aggregate Principal Amount Tendered*        Capacity


--------------------------------------      -----------------------------------
DTC Account Number(s)                       Telephone Number (Include area code)
(If tendering by book-entry transfer)

                                            -----------------------------------

                                            -----------------------------------

--------------------------------------      -----------------------------------
Date                                        Address (Include zip code)

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

** Must be signed by the holder(s) of old notes as their name(s) appear(s) on certificates for old notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

--------------------------------------------------------------------------------

         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED IN THIS NOTICE OF GUARANTEED DELIVERY SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, EXECUTORS, ADMINISTRATORS, PERSONAL REPRESENTATIVES, TRUSTEES IN BANKRUPTCY, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------

                              GUARANTEE OF DELIVERY
    (THIS SECTION MUST BE COMPLETED; NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, an "eligible guarantor institution" meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other "signature guarantee program" as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the exchange agent, at its number or address set forth above, either the old notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such old notes into the applicable exchange agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the prospectus, in either case together with a properly completed and duly executed letter of transmittal (or facsimile thereof), or an agent's message (as defined in the prospectus), and any other required documents prior to 5:00 P.M., New York City time, on the third NYSE trading date after the expiration date.

         The undersigned acknowledges that it must deliver the letter of transmittal, or an agent's message, and the old notes tendered hereby, or a book-entry confirmation, to the exchange agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.


--------------------------------------       ----------------------------------
Name of Firm                                 Authorized Signature


--------------------------------------       ----------------------------------
Telephone Number (Include area code)         Title


--------------------------------------       ----------------------------------
                                             Name (Please type or print)

--------------------------------------


--------------------------------------       ----------------------------------
Address (Include zip code)                   Date

         DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS.